UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 405-8900

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 24, 2009, CB Richard Ellis Group, Inc. (the “Company”), CB Richard Ellis Services, Inc. (“Services”), a subsidiary of the Company, certain subsidiaries of Services, the lenders parties thereto, and Credit Suisse, as administrative agent and collateral agent, entered into the Loan Modification Agreement (the “Loan Modification Agreement”) amending the Second Amended and Restated Credit Agreement, dated as of March 24, 2009 (as amended, the “Credit Agreement”), among the Company, Services, certain subsidiaries of Services, the lenders parties thereto and Credit Suisse, as administrative agent and collateral agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Modification Agreement or the Credit Agreement. The Loan Modification Agreement extended maturities and amortization on $985 million of Loans under the Credit Agreement.

The Loan Modification Agreement amended the Credit Agreement to, among other things:

•	convert the Loans with the consent solely of those Lenders agreeing to such modifications as follows:

•	Domestic Revolving Loans:

•	$134.6 million into Tranche 2 Domestic Revolving Loans; and

•	$41.9 million into Tranche A-2 Loans;

•	$45.0 million of Multicurrency Revolving Loans into Tranche 2 Multicurrency Revolving Loans;

•	$20.9 million of U.K. Revolving Loans into Tranche 2 U.K. Revolving Loans;

•	$248.4 million of Tranche A Loans into Tranche A-2 Loans;

•	$197.1 million of Tranche A-1 Loans into Tranche A-3 Loans; and

•	$296.9 million of Tranche B Loans into Tranche B-1 Loans;

•	extend the final maturity dates of each tranche of converted Loans or Commitments with the consent solely of those Lenders agreeing to convert their Loans as described above as follows:

•	the Revolving Credit Maturity Date for the Tranche 2 Domestic Revolving Loans, the Tranche 2 Multicurrency Revolving Loans and the Tranche 2 U.K. Revolving Loans shall be June 24, 2013;

•	the maturity date for the Tranche A-2 Loans shall be June 24, 2013;

•	the maturity date for the Tranche A-3 Loans shall be December 20, 2013 (no change from the Tranche A-1 Maturity Date); and

•	the maturity date for the Tranche B-1 Loans shall be December 20, 2015;

•	reduce or eliminate the scheduled amortization of certain tranches of Loans which are converted, with the consent solely of those Lenders agreeing to such conversion:

•	for the Tranche A-2 Loans, no required amortization payments prior to March 31, 2010;

•	for the Tranche A-3 Loans, no required amortization payments prior to December 20, 2013; and

•	for the Tranche B-1 Loans, no required amortization payments prior to December 20, 2015;

•	result in a higher interest rate spread on the new tranches of debt (as described below), which will increase the Company’s overall interest expense on these loans;

•

the Applicable Percentage with respect to any fixed rate or daily rate Tranche 2 Domestic Revolving Loans, Tranche 2 Multicurrency Revolving Loans and Tranche 2 UK Revolving Loans will be based on the Company’s leverage ratio in accordance with the table below:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread	Facility Fee
Greater than 4.00 to 1.0	4.75%	3.75%	0.75%
Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	4.00%	3.00%	0.75%
Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	3.50%	2.50%	0.75%
Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	3.00%	2.00%	0.75%
Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	2.75%	1.75%	0.75%
Equal to or less than 2.25 to 1.0	2.50%	1.50%	0.75%

•

the Applicable Percentage with respect to any Fixed Rate Tranche A-2 Loan and Daily Rate Tranche A-2 Loan will be based on the Company’s leverage ratio in accordance with the table below. If loan balances are not reduced to a specified level by the end of any fiscal quarter through March 2013, the Applicable Percentages set forth in the table below shall each be increased by 2.00% until such level is achieved:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread
Greater than 4.00 to 1.0	5.50%	4.50%
Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	4.75%	3.75%
Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.25%	3.25%
Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	3.75%	2.75%
Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	3.50%	2.50%
Equal to or less than 2.25 to 1.0	3.25%	2.25%

•

the Applicable Percentage with respect to any Fixed Rate Tranche A-3 Loan and Daily Rate Tranche A-3 Loan will be based on the Company’s leverage ratio in accordance with the table below. If loan balances are not reduced to a specified level by the end of any fiscal quarter through September 2013, the Applicable Percentages set forth in the table below shall each be increased by 2.00% until such level is achieved:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread
Greater than 4.00 to 1.0	5.00%	4.00%
Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	5.00%	4.00%
Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.00%	3.00%
Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	4.00%	3.00%
Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	4.00%	3.00%
Equal to or less than 2.25 to 1.0	4.00%	3.00%

•

the Applicable Percentage with respect to any Fixed Rate Tranche B-1 Loan and Daily Rate Tranche B-1 Loan will be based on the Company’s leverage ratio in accordance with the table below. If loan balances are not reduced to a specified level by the end of any fiscal quarter through September 2015, the Applicable Percentages set forth in the table below shall each be increased by 0.50% until such level is achieved:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread
Greater than 4.00 to 1.0	5.50%	4.50%
Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	5.50%	4.50%
Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.50%	3.50%
Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	4.50%	3.50%
Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	4.50%	3.50%
Equal to or less than 2.25 to 1.0	4.50%	3.50%

•	require the payment of upfront modification fees to the Accepting Lenders.

The foregoing description of the Loan Modification Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Loan Modification Agreement, dated as of August 24, 2009, relating to the Second Amended and Restated Credit Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., certain subsidiaries of CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., the lenders parties thereto and Credit Suisse, as administrative agent and collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS GROUP, INC.

By:	/s/ ROBERT E. SULENTIC
Name:	Robert E. Sulentic
Title:	Chief Financial Officer and Group President

Date: August 28, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Loan Modification Agreement, dated as of August 24, 2009, relating to the Second Amended and Restated Credit Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., certain subsidiaries of CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., the lenders parties thereto and Credit Suisse, as administrative agent and collateral agent.